UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 24, 2019 (May 23, 2019)

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas

75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Lennox International Inc. (the “Company”), the stockholders of the Company approved the Lennox International Inc. 2019 Equity and Incentive Compensation Plan (the “Equity Plan”). The following description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In general, the Equity Plan will be administered by the Compensation and Human Resources Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) and will enable the Compensation Committee to provide equity and incentive compensation to (1) the Company’s officers and other employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (2) the Company’s non-employee directors and (3) certain other individuals, including certain consultants, who provide employee-type services. Pursuant to the Equity Plan, the Company may grant equity-based and cash-based compensation generally in form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents and other stock-based awards upon terms and conditions as further described in the Equity Plan.

Subject to adjustment as described in the Equity Plan, and subject to the Equity Plan’s share counting rules, a total of 1,454,000 shares of common stock of the Company are available for awards granted under the Equity Plan, minus one share of common stock for every share subject to an award granted under the Company’s 2010 Incentive Plan between December 31, 2018 and May 23, 2019. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the Equity Plan will generally be reduced by one share of common stock for every one share subject to an award granted under the Equity Plan. Shares underlying certain awards under the Equity Plan and the Company’s 2010 Incentive Plan, including as amended or amended and restated, that are cancelled or forfeited, expire, are settled for cash, or are unearned, will again be available under the Equity Plan, as further described in the Equity Plan.

The Equity Plan also provides that: (1) subject to adjustment as described in the Equity Plan, the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options will not exceed 1,454,000 shares; and (2) no Company non-employee director will be granted, in any period of one calendar year, compensation for such service having an aggregate maximum value (measured at the grant date as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $700,000 or, in the case of any non-employee chairperson of the Board, $1,200,000.

The Equity Plan provides that awards granted under the Equity Plan will vest no earlier than after a minimum one-year vesting period or one-year performance period, as applicable, except that an aggregate of up to 5% of the shares available for awards under the Equity Plan (as may be adjusted under the adjustment provisions of the Equity Plan) may be used for awards that do not at grant comply with the minimum vesting requirement. However, notwithstanding the minimum vesting requirement, the Compensation Committee is permitted to (1) provide for continued vesting or accelerated vesting for any award under the Equity Plan upon certain events, including in connection with or following a participant’s death, disability, or termination of service or a change in control, or (2) exercise its discretionary vesting authority under the Equity Plan (as described in the Equity Plan) at any time following the grant of an award.

The Equity Plan permits the Compensation Committee to make certain performance-based awards to participants under the Equity Plan, which awards will be earned based upon the achievement of management objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in or maintenance of the price of the shares of common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; expense levels; working capital levels, including cash, inventory and accounts receivable; operating margins, gross margins or cash margin; year-end cash; debt reduction; stockholder equity; operating efficiencies; research and development achievements; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios measuring liquidity, activity, profitability, working capital or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. The Board generally will be able to amend the Equity Plan, subject to stockholder approval in certain circumstances as described in the Equity Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2019, the Company held its Annual Meeting. During this meeting, the Company’s stockholders were asked to consider and vote upon four proposals: (1) the election of three Class III Directors to the Board of Directors to serve for a three-year term which expires at the annual meeting of stockholders in 2022; (2) an advisory vote to approve the compensation of the named executive officers; (3) approve the Equity Plan; and (4) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

On the record date of March 26, 2019, there were 39,560,837 shares of the Company’s common stock issued and outstanding and entitled to be voted at the annual meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
1. Election of director nominees to serve as Class III directors, for a term which expires at the annual meeting of stockholders in 2022
Todd M. Bluedorn	28,537,178	1,231,505	7,536,427
Max H. Mitchell	29,385,478	383,205	7,536,427
Kim K.W. Rucker	29,380,712	387,971	7,536,427

	Votes For	Votes Against	Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	28,825,542	867,250	102,889	7,509,427

This advisory vote on the compensation of the Company’s named executive officers received the approval of over 97% of the stockholders voting for and against this item.

	Votes For	Votes Against	Abstain	Broker Non-Votes
3. Approval of the Lennox International Inc. 2019 Equity and Incentive Compensation Plan	28,577,947	1,111,528	106,208	7,509,427

	Votes For	Votes Against	Abstain
4. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019	36,940,073	265,879	99,158

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Lennox International Inc. 2019 Equity and Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: May 24, 2019	By:	/s/ Sarah Wood Braley
	Name:	Sarah Wood Braley
	Title:	Assistant Secretary